Exhibit 99.1

Amber Road Announces Third Quarter 2016 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--November 3, 2016--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the third quarter ended September 30, 2016.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “During the third quarter, we delivered healthy bookings and saw demand across a broad range of offerings in our suite. We expanded our relationship with a key existing customer by signing one of the largest deals in our history. This highlights our leadership and competitive advantage in the marketplace, and demonstrates our ability to work with the world’s largest enterprise companies to help them automate and simplify their global trade functions. We are effectively and consistently executing against the market opportunity by attracting new customers and expanding within our existing base. We continue to take meaningful steps towards profitability and are moving our company back towards cash flow breakeven.”

Third Quarter 2016 Financial Highlights

Revenue

  Total revenue was $18.9 million, an increase compared to $17.3 million for the comparable period of 2015.
  Subscription revenue was $14.1 million, an increase compared to $12.1 million for the comparable period of 2015.
  Professional Services revenue was $4.8 million, compared to $5.2 million for the comparable period of 2015.

Operating Loss

  GAAP operating loss was $(3.5) million, compared to $(6.0) million for the comparable period of 2015.
  Non-GAAP adjusted operating loss(1) was $(1.7) million, compared to $(4.0) million for the comparable period of 2015.

Net Loss

  GAAP net loss was $(3.8) million, compared to $(6.3) million for the comparable period of 2015.
  GAAP basic and diluted net loss per common share was $(0.14), compared to $(0.24) for the comparable period of 2015, based on 26.8 million and 26.2 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(2.0) million, compared to $(4.3) million for the comparable period of 2015.
  Non-GAAP adjusted net loss per common share was $(0.08), compared to $(0.16) for the comparable period of 2015, based on 26.8 million and 26.2 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $16,140 for the three months ended September 30, 2016 and $(2.2) million for the comparable period of 2015.

Balance Sheet and Cash Flow

  Cash and cash equivalents at September 30, 2016 totaled $15.6 million, compared to $17.9 million at December 31, 2015.
  Cash used in operating activities was $(38,854) for the first nine months of 2016, compared to cash used in operating activities of $(10.8) million for the first nine months of 2015.

A reconciliation of GAAP operating loss and net loss to Non-GAAP adjusted operating loss and net loss, of GAAP net loss to Adjusted EBITDA and of GAAP total revenue to Non-GAAP total revenue has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of November 3, 2016, Amber Road is issuing guidance for the fourth quarter and full year 2016. Refer to the reconciliation of GAAP guidance to non-GAAP guidance tables at the end of this release for details on non-GAAP adjustments.

Fourth Quarter 2016:

  Total GAAP revenue is expected to be in the range of $18.5 million to $18.8 million.
  Non-GAAP adjusted operating loss(1) is expected to be in the range of $(2.3) million to $(2.0) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of $(0.11) to $(0.09). This assumes 27.0 million basic and diluted shares outstanding.

Full Year 2016:

  Total non-GAAP revenue(2) is expected to be in the range of $72.5 million to $72.8 million.
  Non-GAAP adjusted operating loss(1) is expected to be in the range of $(10.5) million to $(10.2) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of $(0.45) to $(0.43). This assumes 27.0 million basic and diluted shares outstanding.

Endnotes:
(1) For 2016, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation, change in fair value of contingent consideration liability, purchase accounting deferred revenue adjustment, acquisition compensation costs, and acquisition related costs. For 2015, non-GAAP adjusted operating loss excludes stock-based compensation, puttable stock compensation, change in fair value of contingent consideration liability, purchase accounting deferred revenue adjustment, acquisition compensation costs and acquisition related costs.

(2) Non-GAAP total revenue includes the purchase accounting deferred revenue adjustment.

Conference Call Information

Amber Road will host a conference call on Thursday, November 3, 2016 at 5:00 p.m. Eastern Time (ET) to discuss the Company’s third quarter financial results and its business outlook. To access this call, dial (877)-718-5106 (domestic) or (719) 325-4799 (international). The conference ID is 3997087. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available at (877) 870-5176 (domestic) or (858) 384-5517 (international) from November 4, 2016, 8:00pm EST to November 10, 2016, 11:59pm EST. The replay pass code is 3997087. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to improve the way companies manage their international supply chains and conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate the global supply chain across sourcing, logistics, cross-border trade and regulatory compliance activities to dramatically improve operating efficiencies and financial performance. This includes collaborating with suppliers on development, sourcing and quality assurance; executing import and export compliance checks and generating international shipping documentation; booking international carriers and tracking goods as they move around the world; and minimizing the associated duties through preferential trade agreements and foreign trade zones. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 147 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, testing/auditing firms, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, email Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided non-GAAP financial measures and non-GAAP guidance within this press release including non-GAAP adjusted operating and net loss, adjusted EBITDA and non-GAAP total revenue, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, net loss to adjusted EBITDA and GAAP total revenue to Non-GAAP total revenue. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation, puttable stock compensation, changes in the fair value of contingent consideration liability, purchase accounting adjustment to deferred revenue, acquisition compensation costs and acquisition related costs. Non-GAAP total revenue is defined as GAAP total revenue before purchase accounting adjustments as a result of an acquisition. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the Company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA, and GAAP total revenue to non-GAAP total revenue, has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Balance Sheets (Unaudited)

	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$15,640,460	$17,854,523
Accounts receivable, net	12,814,302	18,308,547
Unbilled receivables	620,537	1,024,861
Deferred commissions	4,318,424	3,767,432
Prepaid expenses and other current assets	2,216,621	2,003,849
Total current assets	35,610,344	42,959,212
Property and equipment, net	10,107,203	12,180,109
Goodwill	43,902,247	43,913,185
Other intangibles, net	6,528,042	7,673,661
Deferred commissions	8,292,329	7,007,518
Deposits and other assets	929,465	890,059
Total assets	$105,369,630	$114,623,744
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,026,892	$1,451,463
Accrued expenses	12,028,437	8,805,159
Current portion of capital lease obligations	1,212,737	1,598,450
Deferred revenue	30,921,690	30,532,404
Current portion of term loan, net of discount and debt financing costs	499,586	312,086
Total current liabilities	45,689,342	42,699,562
Capital lease obligations, less current portion	1,028,088	1,916,944
Deferred revenue, less current portion	1,964,573	2,393,345
Term loan, net of discount and debt financing costs, less current portion	13,786,286	14,207,850
Revolving credit facility	5,500,000	5,000,000
Other noncurrent liabilities	1,883,861	3,909,728
Total liabilities	69,852,150	70,127,429
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 26,813,663 and 26,260,459 shares at September 30, 2016 and December 31, 2015, respectively	26,814	26,261
Additional paid-in capital	187,131,345	181,457,089
Accumulated other comprehensive loss	(1,219,035)	(783,209)
Accumulated deficit	(150,421,644)	(136,203,826)
Total stockholders’ equity	35,517,480	44,496,315
Total liabilities and stockholders’ equity	$105,369,630	$114,623,744

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Subscription	$14,079,394	$12,126,795	$39,358,586	$34,172,867
Professional services	4,771,407	5,209,392	14,595,827	15,734,841
Total revenue	18,850,801	17,336,187	53,954,413	49,907,708
Cost of revenue (1):
Cost of subscription revenue	4,964,971	5,129,733	14,988,695	14,438,918
Cost of professional services revenue	3,845,548	4,410,948	11,872,116	12,974,332
Total cost of revenue	8,810,519	9,540,681	26,860,811	27,413,250
Gross profit	10,040,282	7,795,506	27,093,602	22,494,458
Operating expenses (1):
Sales and marketing	5,488,309	5,994,557	16,968,999	18,196,448
Research and development	4,231,492	4,288,389	12,119,137	11,900,747
General and administrative	3,782,591	3,543,956	11,329,134	13,005,813
Total operating expenses	13,502,392	13,826,902	40,417,270	43,103,008
Loss from operations	(3,462,110)	(6,031,396)	(13,323,668)	(20,608,550)
Interest income	4,810	20,814	55,858	49,160
Interest expense	(221,370)	(263,133)	(643,543)	(654,760)
Loss before income taxes	(3,678,670)	(6,273,715)	(13,911,353)	(21,214,150)
Income tax expense (benefit)	112,580	(10,722)	306,465	217,469
Net loss	$(3,791,250)	$(6,262,993)	$(14,217,818)	$(21,431,619)

Net loss per common share:
Basic and diluted	$(0.14)	$(0.24)	$(0.53)	$(0.82)
Weighted-average common shares outstanding:
Basic and diluted	26,809,137	26,204,955	26,609,322	26,082,227

(1) Includes stock-based compensation as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cost of subscription revenue	$219,120	$271,603	$638,069	$659,959
Cost of professional services revenue	128,254	163,527	377,467	435,669
Sales and marketing	238,324	302,850	675,057	698,418
Research and development	304,501	368,035	847,057	861,238
General and administrative	564,626	982,317	1,669,410	2,998,769
	$1,454,825	$2,088,332	$4,207,060	$5,654,053

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(14,217,818)	$(21,431,619)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,063,509	5,077,246
Bad debt expense	523,403	78,761
Stock-based compensation	4,207,060	5,654,053
Compensation related to puttable common stock	—	41,073
Acquisition related deferred compensation	851,931	662,613
Changes in fair value of contingent consideration liability	10,469	(1,059,441)
Amortization of debt financing costs and accretion of debt discount	47,186	38,492
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables	5,352,339	3,380,200
Prepaid expenses and other assets	(2,074,943)	(221,433)
Accounts payable	(418,732)	(872,574)
Accrued expenses	2,669,696	(2,537,302)
Other liabilities	(2,025,820)	(228,893)
Deferred revenue	(27,134)	665,631
Net cash used in operating activities	(38,854)	(10,753,193)
Cash flows from investing activities:
Capital expenditures	(220,718)	(930,688)
Addition of capitalized software development costs	(1,859,969)	(1,525,903)
Addition of intangible assets	(275,000)	(275,000)
Acquisition, net of cash acquired	—	(25,717,139)
Cash paid for deposits	(143,836)	(37,878)
Decrease in restricted cash	113,094	112,815
Net cash used in investing activities	(2,386,429)	(28,373,793)
Cash flows from financing activities:
Proceeds from revolving line of credit	14,250,000	—
Payments on revolving line of credit	(13,750,000)	—
Proceeds from term loan	—	20,000,000
Payments on term loan	(281,250)	(250,000)
Debt discount and financing costs	—	(186,582)
Repayments on capital lease obligations	(1,052,029)	(1,118,401)
Proceeds from the exercise of stock options	1,467,749	1,299,427
Net cash provided by financing activities	634,470	19,744,444
Effect of exchange rate on cash and cash equivalents	(423,250)	(241,724)
Net decrease in cash and cash equivalents	(2,214,063)	(19,624,266)
Cash and cash equivalents at beginning of period	17,854,523	41,242,200
Cash and cash equivalents at end of period	$15,640,460	$21,617,934

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(3,791,250)	$(6,262,993)	$(14,217,818)	$(21,431,619)
Depreciation and amortization expense	1,729,448	1,818,477	5,063,509	5,077,246
Interest expense	221,370	263,133	643,543	654,760
Interest income	(4,810)	(20,814)	(55,858)	(49,160)
Income tax expense (benefit)	112,580	(10,722)	306,465	217,469
EBITDA	(1,732,662)	(4,212,919)	(8,260,159)	(15,531,304)
Stock-based compensation	1,454,825	2,088,332	4,207,060	5,654,053
Puttable stock compensation	—	13,691	—	41,073
Change in fair value of contingent consideration liability	10,000	(772,000)	10,469	(1,059,441)
Purchase accounting deferred revenue adjustment	—	447,531	69,095	1,220,624
Acquisition compensation costs	283,977	118,169	851,931	662,613
Acquisition related costs	—	97,500	5,420	1,245,721
Adjusted EBITDA	$16,140	$(2,219,696)	$(3,116,184)	$(7,766,661)

Reconciliation of GAAP Total Revenue to Non-GAAP Total Revenue (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total revenue	$18,850,801	$17,336,187	$53,954,413	$49,907,708
Purchase accounting deferred revenue adjustment	—	447,531	69,095	1,220,624
Non-GAAP total revenue	$18,850,801	$17,783,718	$54,023,508	$51,128,332

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(3,791,250)	$(6,262,993)	$(14,217,818)	$(21,431,619)
Stock-based compensation	1,454,825	2,088,332	4,207,060	5,654,053
Puttable stock compensation	—	13,691	—	41,073
Change in fair value of contingent consideration liability	10,000	(772,000)	10,469	(1,059,441)
Purchase accounting deferred revenue adjustment	—	447,531	69,095	1,220,624
Acquisition compensation costs	283,977	118,169	851,931	662,613
Acquisition related costs	—	97,500	5,420	1,245,721
Non-GAAP adjusted net loss	$(2,042,448)	$(4,269,770)	$(9,073,843)	$(13,666,976)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$(0.08)	$(0.16)	$(0.34)	$(0.52)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	26,809,137	26,204,955	26,609,322	26,082,227

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Loss from operations	$(3,462,110)	$(6,031,396)	$(13,323,668)	$(20,608,550)
Stock-based compensation	1,454,825	2,088,332	4,207,060	5,654,053
Puttable stock compensation	—	13,691	—	41,073
Change in fair value of contingent consideration liability	10,000	(772,000)	10,469	(1,059,441)
Purchase accounting deferred revenue adjustment	—	447,531	69,095	1,220,624
Acquisition compensation costs	283,977	118,169	851,931	662,613
Acquisition related costs	—	97,500	5,420	1,245,721
Non-GAAP adjusted loss from operations	$(1,713,308)	$(4,038,173)	$(8,179,693)	$(12,843,907)

Based on information available as of November 3, 2016, the following tables show 2016 GAAP guidance reconciled to non-GAAP guidance for the fourth quarter and full year 2016 as indicated below (numbers in millions, except per share data):

Reconciliation of GAAP Total Revenue to Non-GAAP Total Revenue Guidance (Unaudited)

	Fourth Quarter 2016		Full Year 2016
	Low	High	Low	High
Total revenue	$18.5	$18.8	$72.4	$72.7
Purchase accounting deferred revenue adjustment	—	—	0.1	0.1
Non-GAAP total revenue	$18.5	$18.8	$72.5	$72.8

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations Guidance (Unaudited)

	Fourth Quarter 2016		Full Year 2016
	Low	High	Low	High
Loss from operations	$(3.8)	$(3.5)	$(17.1)	$(16.8)
Stock-based compensation	1.2	1.2	5.4	5.4
Purchase accounting deferred revenue adjustment	—	—	0.1	0.1
Acquisition compensation costs	0.3	0.3	1.1	1.1
Non-GAAP adjusted loss from operations	$(2.3)	$(2.0)	$(10.5)	$(10.2)

Reconciliation of Net Loss per Share to Non-GAAP Adjusted Net Loss per Share Guidance (1) (Unaudited)

	Fourth Quarter 2016		Full Year 2016
	Low	High	Low	High
Net loss per share, basic and diluted	$(0.16)	$(0.14)	$(0.69)	$(0.67)
Stock-based compensation	0.04	0.04	0.20	0.20
Acquisition compensation costs	0.01	0.01	0.04	0.04
Non-GAAP adjusted net loss per share, basic and diluted	$(0.11)	$(0.09)	$(0.45)	$(0.43)

(1) This assumes weighted average shares outstanding - basic and diluted	27.0	27.0	27.0	27.0

CONTACT:
Investor Relations Contact
ICR
Staci Mortenson, 201-806-3663
InvestorRelations@AmberRoad.com
or
Amber Road Contacts
US & Canada
Annika Helmrich, +1 201-806-3656
AnnikaHelmrich@AmberRoad.com
or
Europe & Asia
Martijn van Gils, +31 858769534
MartijnvanGils@AmberRoad.com